UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 20, 2008

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification Number)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b) On July 20, 2008, Maurice L. McAlister resigned as Chairman and Director of Downey Financial Corp. (the “Registrant”) and Downey Savings and Loan Association, F.A. (the “Bank”).

    On July 21, 2008, Daniel D. Rosenthal resigned as Chief Executive Officer, Vice Chairman and Director of the Registrant and the Bank.

    (c) On July 21, 2008, the Registrant and the Bank appointed Thomas E. Prince interim Chief Executive Officer of the Registrant and the Bank. Mr. Prince joined the Registrant in 1992 and has served as Executive Vice President and Chief Operating Officer of the Registrant and the Bank since 2004. From 1992 to 2004, Mr. Prince served as Executive Vice President and Chief Financial Officer of the Registrant and the Bank. Mr. Prince is 61 years old.

    At the time of this filing, the information called for in Item 5.02(c)(3) of Form 8-K with respect to Mr. Prince’s compensatory arrangements in connection with his promotion to interim Chief Executive Officer has not been determined.

    (d) Concurrent with his appointment as interim CEO, Mr. Prince was elected a director of the Registrant and the Bank. Mr. Prince will serve on the Executive Committee of the Board of Directors of the Registrant.

    A copy of a press release announcing the foregoing matters is attached as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

    On July 23, 2008, the Boards of Directors of the Registrant and the Bank appointed Michael D. Bozarth Chairman and Gary W. Brummett Vice Chairman of the Boards of Directors of the Registrant and the Bank, respectively. Messrs. Bozarth and Brummett have each served as a director of the Registrant and the Bank since November 2006.

    Additionally, on July 24, 2008 the Registrant announced that its Board of Directors is exploring a broad range of strategic alternatives to address the challenges faced by the Registrant in the current environment. The Board of Directors has formed a special committee of independent directors to oversee this process comprised of Mr. Brummett (Chair), Mr. Bozarth and director Michael B. Abrahams. The Board of Directors has retained Sandler O’Neill + Partners, L.P. as its financial advisor.

    A copy of a press release announcing the foregoing matters is attached as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release Dated July 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: July 24, 2008	By /s/ Jon A. MacDonald; Jon A. MacDonald Corporate Secretary

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated July 24, 2008